                                                                   EXHIBIT 99.19

                                   FORM OF
                              FORM OF ELECTION
                                     AND
                            LETTER OF TRANSMITTAL



   THIS IS NOT A PROXY. PLEASE DO NOT SEND IN THIS FORM WITH YOUR PROXY CARD.
    INSTEAD, PLEASE RETURN THIS COMPLETED FORM TO AMERICAN STOCK TRANSFER AND
             TRUST COMPANY, THE EXCHANGE AGENT, AS INSTRUCTED BELOW.


                   FORM OF ELECTION AND LETTER OF TRANSMITTAL
                            TO ACCOMPANY CERTIFICATES
                          REPRESENTING SHARES OF COMMON
                            STOCK OF BRUKER AXS INC.

      To be used in connection with the proposed merger of Bruker AXS Inc.
           with and into Bruker Daltonics Inc. to make an election to receive either (i) shares of common stock of Bruker Daltonics Inc.
          or (ii) a combination of cash and shares of common stock of
                              Bruker Daltonics Inc.


     PLEASE RETURN THIS FORM BY MAIL, OVERNIGHT COURIER OR HAND DELIVERY TO:

                    AMERICAN STOCK TRANSFER AND TRUST COMPANY
                           59 MAIDEN LANE, PLAZA LEVEL
                            NEW YORK, NEW YORK 10038

               FOR MORE INFORMATION CALL TOLL FREE: 1-800-937-5449

            PLEASE DO NOT SEND STOCK CERTIFICATES TO BRUKER AXS INC.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

------------------------------------------------------------------------------------------------
                                      BOX 1
------------------------------------------------------------------------------------------------
             DESCRIPTION OF BRUKER AXS INC. CERTIFICATES SURRENDERED
              (PLEASE FILL IN. ATTACH SEPARATE SCHEDULE IF NEEDED.)
------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS OF REGISTERED HOLDER(S)
If there is any error in the name or address               Certificate no.(s)   Number of Shares
shown below, please make necessary corrections

                                                           -------------------------------------

                                                           -------------------------------------

                                                           -------------------------------------

                                                           -------------------------------------

                                                           -------------------------------------

                                                           -------------------------------------

                                                           -------------------------------------
                                                                TOTAL SHARES  >
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

         BEFORE YOU COMPLETE THIS DOCUMENT, YOU SHOULD READ IT CAREFULLY
        IN ITS ENTIRETY, INCLUDING THE INSTRUCTIONS THAT BEGIN ON PAGE 7.
--------------------------------------------------------------------------------

Ladies and Gentlemen:

       In connection with the proposed merger (the "Merger") of Bruker AXS Inc., a Delaware corporation ("Bruker AXS"), with and into Bruker Daltonics Inc., a Delaware corporation ("Bruker Daltonics"), pursuant to an Agreement and Plan of Merger, dated as of April 4, 2003 (the "Merger Agreement"), the undersigned hereby (i) submits his, her or its stock certificate(s) representing shares of Bruker AXS common stock ("Bruker AXS Shares") and (ii) subject to the completion of the Merger, directs that each Share be exchanged in accordance with the election to receive either shares of Bruker Daltonics common stock (the "Stock Election") or a combination of cash and shares of Bruker Daltonics common stock (the "Cash-Stock Election" and together with the Stock Election, the "Election") made by the undersigned below in Box 2.

       In accordance with the terms of the Merger Agreement, each Bruker AXS stockholder is entitled to receive either: (i) 0.63 of a share of Bruker Daltonics common stock (the "Stock Consideration") or (ii) consideration intended to be of substantially equivalent value, payable 75% in Bruker Daltonics common stock and 25% in cash (the "Cash-Stock Consideration"). If a stockholder elects to receive the Cash-Stock Consideration, the cash portion of the consideration will be calculated by multiplying the exchange ratio in the merger of 0.63 by the average closing price for Bruker Daltonics common stock for twenty trading days randomly selected from the thirty-day period ending three business days prior to the completion of the merger.

       In addition, Bruker Daltonics has the option to increase the stock percentage of the merger consideration available to Bruker AXS stockholders and to decrease the cash percentage available, on a pro rata basis, among all Bruker AXS stockholders who elect to receive the Cash-Stock Consideration, so that as of the closing date of the Merger, the entire aggregate cash portion of the Merger consideration does not exceed 50.0% of the total value of the merger consideration, in order for the merger to qualify as a "reorganization" for United States federal income tax purposes.

       Bruker Daltonics will not issue any fractional shares. In lieu of any fractional share which the undersigned may be entitled to receive, the undersigned shall receive cash in an amount equal to the value of such fractional share of Bruker Daltonics stock.

       To make an effective Election, the undersigned must submit this properly completed Form of Election and Letter of Transmittal, along with stock certificates representing all of the undersigned's shares of Bruker AXS common stock covered by the Election or an appropriate guarantee of delivery to American Stock Transfer and Trust Company (the "Exchange Agent") on or before 5:00 p.m., New York City time two business days before the effective date of the Merger (the "Election Deadline"). Bruker Daltonics will announce the Election Deadline at least five business days prior to the Election Deadline, and it is anticipated that the Election Deadline will be June 27, 2003 the date of the Bruker AXS Special Meeting of Stockholders. If the undersigned does not submit an Election or does not properly complete an Election, the undersigned will receive instructions from the Exchange Agent on where to surrender Bruker AXS Shares after completion of the Merger and will only be entitled to receive the Stock Consideration. Submission of the certificate(s) described on page 1 is subject to the terms, conditions and limitations set forth in the Merger Agreement and the instructions attached hereto.

       The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the Election Deadline, the registered holder of the Bruker AXS Shares represented by the enclosed certificate(s), has good title to such Bruker AXS Shares and full power and authority to sell, assign and transfer the Bruker AXS Shares represented by the enclosed stock certificate(s) free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the enclosed Bruker AXS Shares. Subject to the completion of the Merger, the undersigned hereby irrevocably appoints the Exchange Agent as agent of the undersigned to effect the exchange pursuant to the Merger Agreement, this Form of Election and Letter of Transmittal and the instructions hereto.

       The undersigned understands that Bruker Daltonics is required to exchange Bruker AXS Shares submitted herewith for the selected Election only upon the completion of the Merger and after timely receipt by the Exchange Agent of: (1) certificates for Bruker AXS Shares, an affidavit of loss and indemnity bond for any lost, destroyed or stolen certificates for Bruker AXS Shares, or timely confirmation of a book-entry transfer of submitted securities into the Exchange Agent's account at the book-entry transfer facility, (2) a properly completed and duly executed Form of Election and Letter of Transmittal or manually signed facsimile thereof or an Agent's Message (as defined in Instruction 1) in connection with a book-entry transfer, and (3) any other required documents.

       Bruker Daltonics, in its sole discretion and acting in good faith, will determine all questions as to the validity of any Form of Election and Letter of Transmittal and any changes thereof. Bruker Daltonics may delegate this power, in whole or in part, to the Exchange Agent. Bruker Daltonics may waive any defect or irregularity in any Form of Election and Letter of Transmittal or change of Form of Election and Letter of Transmittal and may delegate in whole or in part this authority to the Exchange Agent. The decisions of Bruker Daltonics or the Exchange Agent in such matters, absent manifest error, shall be conclusive and binding so long as Bruker Daltonics or the Exchange Agent, as applicable, has acted in good faith. Neither Bruker Daltonics nor the Exchange Agent will be under any obligation to give notification of any defect in any Election.

       All authority herein conferred or agreed to be conferred is for the benefit of third parties, shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

       The undersigned may revoke or change his, her or its Election only by written notice accompanied by a properly completed and signed later-dated Form of Election and Letter of Transmittal or by withdrawal of the stock certificate by written notice received by the Exchange Agent prior to 5:00 p.m., New York City time, by the Election Deadline. All Elections shall be automatically revoked if the Merger Agreement is terminated. Bruker AXS Share certificates represented by Elections that have been revoked will be promptly returned upon written request without charge to the Bruker AXS stockholder revoking the Election.

       Bruker AXS stockholders who do not submit a properly completed Form of Election and Letter of Transmittal or revoke their Election prior to the Election Deadline and do not resubmit a valid Election prior to the Election Deadline will be treated as if no Election has been made and such stockholders will receive the consideration of the Stock Election.

       After the completion of the Merger, the Exchange Agent will mail a letter of transmittal together with instructions for the exchange of Bruker AXS Share certificates for the Stock Consideration to those Bruker AXS stockholders who did not submit a proper Form of Election and Letter of Transmittal or who revoked their Form of Election and Letter of Transmittal.

       Unless otherwise indicated herein under "Special Payment Instructions," Bruker Daltonics will (1) issue a check for fractional shares, if any, (2) issue any consideration exchanged for Bruker AXS Shares submitted herewith, or (3) if the Merger Agreement is terminated, return any certificates for any Bruker AXS Shares and any accompanying documents, as appropriate, in the name(s) of the registered holder(s) appearing under "Description of the Bruker AXS Inc. Certificates Surrendered," in Box A on Page 1. Similarly, unless otherwise indicated under "Special Delivery Instructions," Bruker Daltonics will mail (1) any check for fractional shares, if any, (2) any consideration exchanged for Bruker AXS Shares submitted herewith and (3) return any certificates for any Bruker AXS Shares upon a termination of the Merger Agreement and any accompanying documents, as appropriate to the address(es) of the registered holder(s) appearing under "Description of the Bruker AXS Inc. Certificates Surrendered," in Box A on Page 1. In the event that the boxes titled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, Bruker Daltonics will (1) issue any check for fractional shares, if any, (2) issue any consideration exchanged for Bruker AXS Shares submitted herewith, or
(3) return any certificates for any Bruker AXS Shares and any accompanying documents, as appropriate upon a termination of the Merger Agreement in the name(s) of and deliver such check, certificate(s) to the person(s) so indicated.

       Bruker Daltonics will only issue a check for the cash portion of the Stock-Cash Consideration, a Bruker Daltonics stock certificate or a check in lieu of a fractional share in a name other than the name in which a surrendered Bruker AXS Share certificate is registered if you present the Exchange Agent with all documents required to show and effect the unrecorded transfer of ownership and show that you paid any applicable stock transfer taxes.

--------------------------------------------------------------------------------
                                      BOX 2
                            ELECTION OF CONSIDERATION
--------------------------------------------------------------------------------
      CHECK ONLY ONE OF THE BOXES BELOW. You may make a Stock Election or a Cash-Stock Election as to all of the Bruker AXS Shares that you are submitting herewith:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
|_| A STOCK ELECTION is made pursuant to which each Bruker AXS Share held by the undersigned submitted herewith will be exchanged for 0.63 of a share of Bruker Daltonics common stock, subject to the limitations and procedures set forth in the Joint Proxy Statement/Prospectus.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
|_| A CASH-STOCK ELECTION is made pursuant to which each Bruker AXS Share held by the undersigned submitted herewith will be exchanged for consideration
      (i) the number of shares of Bruker Daltonics common stock
      equal to the product of (a) 75% and (b) 0.63 of a share of Bruker Daltonics common stock, and (ii) the amount of cash equal to the product of (x) 25%, (y) 0.63 of a share of Bruker Daltonics common stock and
      (z) the average closing price for Bruker Daltonics common stock for twenty trading days randomly selected from the thirty-day period ending three business days prior to the completion of the merger, subject to the limitations and procedures set forth in the Joint Proxy Statement/Prospectus.
--------------------------------------------------------------------------------


       IF THE MERGER IS NOT COMPLETED, THE CERTIFICATES REPRESENTING YOUR BRUKER AXS SHARES WILL BE RETURNED TO YOU AND YOU WILL NOT BE ENTITLED TO RECEIVE ANY CONSIDERATION. IF YOU DO NOT COMPLETE AND PROPERLY SUBMIT THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, YOU WILL BE DEEMED TO HAVE MADE A STOCK ELECTION.

       So long as the provisions of the Guarantee of Signatures below are complied with and subject to the limitations referred to above, (1) each Bruker AXS Share for which a valid Stock Election has been received or deemed to have been made will be exchanged for the Stock Consideration; and (2) each Bruker AXS Share for which a valid Cash-Stock Election has been received will be exchanged for the Cash-Stock Consideration. ACCORDINGLY, TO THE EXTENT THAT YOU FAIL TO MAKE AN ELECTION ABOVE FOR ANY BRUKER AXS SHARES SUBMITTED HEREWITH, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE CONSIDERATION FOR A STOCK ELECTION FOR ALL OF THE BRUKER AXS SHARES HELD BY YOU.

       Your current certificates represent the right to receive new certificates representing the number of shares of Bruker Daltonics Common Stock that you own after the completion of the merger. To obtain a new certificate for the correct number of shares, please return your Bruker AXS certificates with this Form of Election and Letter of Transmittal to the addresses listed on page 1.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

--------------------------------------------------------------------------------
     ALL PERSONS MUST SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED

       See Instructions 3(b) and 5 concerning the need for a signature guarantee on this Form of Election and Letter of Transmittal, and Instructions 3(a) and
(d) concerning the need for a signature guarantee on stock certificates. A SIGNATURE GUARANTEE IS NOT REQUIRED IF YOU DO NOT COMPLETE BOX A ON PAGE 6.

                                         Signature(s) Guaranteed:
--------------------------------------

--------------------------------------   --------------------------------------
                                         (Firm--Please Print or Type)

--------------------------------------   --------------------------------------
Signature(s) of Owner(s)                 (Authorized Signature)

Date:
     ---------------------------------   --------------------------------------
                                         (Name--Please Print or Type)

       This Form of Election and Letter of Transmittal must be signed by the registered holder(s), exactly as the name(s) appear(s) on the Bruker AXS Share certificate(s), by the person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith, or by the authorized representative(s) of such person(s). If signed by an attorney, executor, administrator, guardian, trustee, officer of a corporation or other person acting in a fiduciary or representative capacity, set forth the full title and submit evidence of such person's authority to act. See Instruction 6.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         TAXPAYER IDENTIFICATION NUMBER
                               SUBSTITUTE FORM W-9
                        (TO BE COMPLETED BY ALL HOLDERS)
--------------------------------------------------------------------------------
Name:
     -----------------------------------------------------------------------
     (First, middle, last) (If joint names, list both and circle the name of the person or entity whose number you enter in Part 1 below)

Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

--------------------------------------------------------------------------------

PART 1-- Please provide your Taxpayer     PART 2 If you are exempt from backup
Identification Number ("TIN") in the       withholding, check here.
space provided below and certify
by signing and dating below.              |_| -- Exempt from backup withholding

  ---------------------------------
   (Social Security or Employer
      Identification Number)
--------------------------------------------------------------------------------
PART 3 -- Certification -- Under penalties of perjury, I certify that:

1. The information provided above on this Substitute Form W-9 is true, complete and correct.

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue
     Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has informed me that I am no longer subject to backup withholding.

3.   I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS -- You must cross out item 2 of Part 3 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item 2 of Part 3.

Signature:
          -------------------------------------------------------------
Date:
     ------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW SUBSTITUTE FORM W-9 (INSTRUCTION 2) FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

Unless otherwise indicated under Special Payment Instructions (Box A below), please issue the certificate(s) representing Bruker AXS Shares and/or deliver a check for any cash to be paid pursuant to the Cash-Stock Consideration or in lieu of fractional shares, in each case if any, for the certificates surrendered pursuant to this Form of Election and Letter of Transmittal to which the above is entitled in the name(s) of the registered holders(s) listed under Description of Bruker AXS Inc. Certificates Surrendered on page
1. Unless otherwise indicated under Special Delivery Instructions (Box B below), forward such certificate(s) and the check if applicable, in each case if any, to the address of record of the registered holder(s).

--------------------------------------------------------------------------------
BOX A:  |_|

SPECIAL PAYMENT INSTRUCTIONS

This box should be completed ONLY if the new certificate(s) representing Bruker AXS Shares and the check for any cash to be paid pursuant to the Cash-Stock Consideration or in lieu of fractional shares, if any, should be issued in the name of someone other than the registered holder(s), or if the name shown on page 1 is to be corrected. In such cases, the certificate(s) representing Bruker AXS Shares must be properly assigned and the signature guaranteed. (Instruction 3)

Name(s):
        --------------------------------------------------------------------
        (Please print or type first, middle and last name)

        --------------------------------------------------------------------

        --------------------------------------------------------------------

Address:
        --------------------------------------------------------------------

        --------------------------------------------------------------------

        --------------------------------------------------------------------

Social Security Number or
Employer Identification Number:
                               ---------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOX B: |_|

SPECIAL DELIVERY INSTRUCTIONS

This box should be completed ONLY if the new certificate(s) representing Bruker AXS Shares and the check for any cash to be paid pursuant to the Cash-Stock Consideration or in lieu of in each case fractional shares, in each case if any, should be issued to the registered holder(s) but sent to an address other than that shown on page 1. (Instruction 4)


Name(s):
        --------------------------------------------------------------------
        (Please print or type first, middle and last name)

        --------------------------------------------------------------------

        --------------------------------------------------------------------

Address:
        --------------------------------------------------------------------

        --------------------------------------------------------------------

        --------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOX C: |_|

                                LOST CERTIFICATES

       If you have lost your certificate(s) representing Bruker AXS Shares, or if they have been mutilated, stolen or destroyed, please check Box C. In this case, Bruker Daltonics will require further information and assurances concerning such mutilated, lost, stolen or destroyed certificates and affidavits of loss, theft or destruction, indemnity bonds and guarantees as it may deem advisable, at your expense, before issuing new certificates representing Bruker Daltonics common stock and cash, in each case if any. Indemnity bonds generally require payment of a percentage of the market value of Bruker Daltonics common stock represented by the lost certificate(s). (Instruction 8)
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

       To complete this Form of Election and Letter of Transmittal properly, all persons must provide, in the box marked "Description of Bruker AXS Inc. Certificates Surrendered" on page 1, the certificate numbers and the number of Bruker AXS Shares being surrendered with this Form of Election and Letter of Transmittal and must sign this Form of Election and Letter of Transmittal on page 4. All persons also should provide their taxpayer identification number and signature in the box marked "Taxpayer Identification Number" on page 4. In addition, Boxes A through C on page 6 of this Form of Election and Letter of Transmittal are provided for shareholders to exchange their certificates representing Bruker AXS Shares. The following paragraphs briefly outline the use of those Boxes:

         Box A: To be completed ONLY if you are transferring your Bruker AXS
                Shares and check, in each case if any, to someone else at this time or are correcting or changing the name shown in the Box marked "Description of Bruker AXS Inc. Certificates Surrendered" on page 1 of this Form of Election and Letter of Transmittal.

         Box B: To be completed ONLY if you want your certificate(s) representing new Bruker AXS Shares and check, in each case if any, sent to an address other than that listed in the Box marked "Description of Bruker AXS Inc. Certificates Surrendered" on page 1 of this Form of Election and Letter of Transmittal.

         Box C: To be completed ONLY if you have lost your Bruker AXS Share certificate(s) or if the certificate(s) have been mutilated, stolen or destroyed.

       Leave blank any of the Boxes that do not apply to you. Also, if you do not complete Box A, you need not have your signature guaranteed on this Form of Election and Letter of Transmittal and you need not endorse your surrendered certificate(s). The instructions set forth below further explain how to complete this Form of Election and Letter of Transmittal and form a part of the terms and conditions of this Form of Election and Letter of Transmittal.


1.     DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES

       This Form of Election and Letter of Transmittal should be completed and signed by the record holder or holder(s) of the certificate(s) representing Bruker AXS Shares listed in the Box marked "Description of Bruker AXS Inc. Certificates Surrendered" on page 1 of this Form of Election and Letter of Transmittal (unless the listed certificate(s) have been transferred or assigned, in which case this Form of Election and Letter of Transmittal should be signed by the transferee or assignee). THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH THE SURRENDERED CERTIFICATE(S) LISTED ON THIS FORM, SHOULD BE SENT BY MAIL OR DELIVERED BY HAND TO THE EXCHANGE AGENT AT THE ADDRESS NOTED AT THE TOP OF PAGE 1, unless an Agent's Message is utilized if delivery of the Bruker AXS Shares is to be made by book entry transfer. If you are completing Box A, the certificate(s) (or a stock power) should be properly endorsed, and the signatures thereon, and on this Form of Election and Letter of Transmittal, should be guaranteed. For your convenience a return envelope is enclosed. If you require additional information, please call the Exchange Agent at 1-800-937-5449.

       The term "Agent's Message" means a message, transmitted by the book-entry facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgement from the participant that such participant has received and agrees to be bound by the terms of the Form of Election and Letter of Transmittal and that Bruker Daltonics may enforce such agreement.

       A properly completed and duly executed Form of Election and Letter of Transmittal, together with any required signature guarantees or an Agent's Message in connection with book-entry transfer of the Bruker AXS Shares and any other required documents, and either (a) certificates for Bruker AXS Shares, or (b) Bruker AXS Shares must be delivered pursuant to the procedures for book-entry and book-entry confirmation must be received by the Exchange Agent prior to the Election Deadline.

       THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IT IS SUGGESTED THAT IF YOU MAIL THESE DOCUMENTS, SUCH MAIL SHOULD BE REGISTERED, RETURN RECEIPT REQUESTED AND PROPERLY INSURED.

2.     SUBSTITUTE FORM W-9

       Under federal income tax law, each stockholder must provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") and certify that the TIN is correct under penalties of perjury. Failure to furnish the correct TIN may subject the stockholder to a $50 penalty imposed by the Internal Revenue Service, and any dividend or other cash payment to the stockholder may be subject to 30.5% federal income tax withholding for amounts paid in 2003. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.

       The TIN that must be provided on the Substitute Form W-9 is that of the registered holder of the certificate(s) or the last transferee appearing on the transfers attached to or endorsed on the certificate(s). The TIN for an individual is his or her social security number. Sole proprietors may enter either their social security number or their employer identification number. For other entities the TIN is your employer identification number.

       Exempt persons (including, among others, corporations and certain foreign persons) are not subject to backup withholding for certain payments, such as interest and dividends. Exempt persons are required to submit their TIN but should indicate their exempt status in Part 2 of the Substitute Form W-9. In order for a foreign person to qualify as an exempt person, such person must submit to the Exchange Agent a properly completed Form W-8, signed under penalties of perjury, attesting to such person's exempt status. A Form W-8 may be obtained from the Exchange Agent, and should be signed, completed and returned to the Exchange Agent with this Form of Election and Letter of Transmittal.

       If the person surrendering the certificate(s) has not been issued a TIN and has applied for one or intends to apply for one in the near future, such person should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 30.5% on all payments of the cash to such person during the sixty (60) day period following the date of the Substitute Form W-9. If such person furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to such person upon request and no further amounts shall be retained or withheld from payments made to such person thereafter. If, however, such person has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 30.5% for all payments to such person made in 2003 until such person furnishes a TIN to the Exchange Agent.

       Each Bruker AXS stockholder is required to give the Exchange Agent the social security number or employer identification number of the registered owner of the Bruker AXS Shares being surrendered herewith. If the Bruker AXS Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which number to report.

       NOTE: FAILURE TO COMPLETE THE SUBSTITUTE FORM W-9 ON PAGE 5 MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS OF CASH MADE TO YOU.

       PLEASE CONSULT YOUR ACCOUNTANT OR TAX ADVISOR FOR FURTHER GUIDANCE REGARDING THE COMPLETION OF SUBSTITUTE FORM W-9, FORM W-BEN, OR ANOTHER VERSION OF FORM W-8 TO CLAIM EXEMPTION FROM BACKUP WITHHOLDING.

3.     ISSUANCE OF NEW CERTIFICATE AND CHECK IN DIFFERENT NAMES

       If the certificate(s) representing the new Bruker AXS Shares and the check, in each case if any, are to be issued in the same name as that of the record holder inscribed on the surrendered Bruker AXS certificate(s), then the surrendered Bruker AXS certificate(s) need not be endorsed. If the certificate(s) representing the Bruker AXS shares and the check representing, in each case if any, are to be issued in a name other than that of the record holder of the listed certificate(s) exactly as it appears thereon, please note the following:

            (a) ENDORSEMENT AND GUARANTEE. The certificate(s) need not be endorsed or accompanied by stock powers, and signatures need not be guaranteed, UNLESS any certificate is to be registered or a check is to be issued in the name of a person other than the person in whose name the certificate(s) is registered. In such event, (i) if the person surrendering the certificate(s) is not the registered holder thereof, the certificate(s) must be properly endorsed or accompanied by properly executed stock powers and the signature(s) thereon must be guaranteed by a financial institution that is a member of the Stock Transfer Association approved medallion program such as STAMP, SEMP or MSP, or (ii) if the person surrendering such certificate(s) is the registered holder thereof, the signature of such registered holder must be guaranteed as set forth in the preceding clause
(i). In addition, the person surrendering such certificate(s) must surrender to the Exchange Agent the amount of any transfer or other taxes payable by reason of the delivery to a person other than the registered holder(s) of such certificate(s) surrendered or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

            (b) TRANSFEREE'S SIGNATURE. The Form of Election and Letter of Transmittal must be signed by the person to whom the certificate(s) was transferred or assigned, or by his agent, and should not be signed by the person transferring or assigning the shares. The signature of such transferee, assignee or agent must be guaranteed in accordance with Instruction 3(a).

            (c) TRANSFER TAXES. In the event that any transfer or other taxes become payable by reasons of the issuance of any certificate or check, if applicable, in a name other than that of the registered holder of the surrendered certificate(s), the transferee or assignee must pay such tax to Bruker Daltonics, or must establish to the satisfaction of Bruker Daltonics that such tax has been paid, as applicable, otherwise, Bruker Daltonics will withhold issuance of the certificate and check, if applicable, to such transferee or assignee.

            (d) CORRECTION OF, OR CHANGE IN, NAME. For a name correction, or for a change in name which does not involve a change of ownership, proceed as follows: For a correction in name, the listed certificate(s) should be endorsed, for example, "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed as described in Instruction 3(a). For a change in name by marriage, the surrendered certificate(s) should be endorsed, for example, "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed as described in Instruction 3(a).

4.     SPECIAL DELIVERY INSTRUCTIONS

       Unless instructions to the contrary are given in Box B, the Bruker Daltonics certificates and the check, in each case if any, to be distributed upon exchange of the Bruker AXS Shares surrendered with this Form of Election and Letter of Transmittal will be mailed either to the address shown in the Box headed "Description of Bruker AXS Certificates Surrendered" (if this Form of Election and Letter of Transmittal is signed by the person whose name appears in the Box) or to the address shown in Box A (if Box A is completed in accordance with Instruction 3).

5.     SIGNATURES

       This Form of Election and Letter of Transmittal must be signed by (or on behalf of) the record holder(s) of the surrendered certificate(s) unless the surrendered certificate(s) have been transferred or assigned. If any of the certificates surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal. If different certificate(s) surrendered with this Form of Election and Letter of Transmittal are registered in different forms of the name of any person signing this Form of Election and Letter of Transmittal (e.g., John Doe, J. Doe, J.A.
Doe), it will be necessary for the person either to sign this Form of Election and Letter of Transmittal in each way in which the certificate(s) are registered or to sign as many Letters of Transmittal as there are different forms of registration. If any surrendered certificate has been transferred or assigned, please follow Instruction 3.

6.     SUPPORTING EVIDENCE

       In case any Form of Election and Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation on behalf of the corporation, or other person in a fiduciary or representative capacity, the full title of such person should be indicated and documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary) should also be submitted. The documentary evidence of authority must be in a form satisfactory to the Exchange Agent.

7.     PROCEDURE FOR PAYMENT OF DIVIDENDS

       Bruker AXS will not pay any dividend or make any other distribution with respect to the Bruker AXS Shares (with a record date at or after the Effective
Time) to any person who, as of the Effective Time, was a record holder of Bruker AXS Shares until such holder surrenders for exchange his, her or its certificates which represented such Bruker AXS Shares. In no event will any person who was a record holder of Bruker AXS shares as of the Effective Time be entitled to any interest or earnings on such dividends or other distributions with respect to Bruker AXS Shares.

8.     MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES

       If the certificates which a registered holder wants to surrender have been mutilated, lost, stolen or destroyed, the holder should check Box C on page 6 of this Form of Election and Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation necessary to be completed in order to effectively surrender such mutilated, lost, stolen or destroyed certificates.

9.     VALIDITY OF SURRENDER, IRREGULARITIES

       All questions as to validity, form and eligibility of any surrender of certificates hereunder will be determined by the Exchange Agent after consultation with Bruker Daltonics, and such determination shall be final and binding. Bruker Daltonics or the Exchange Agent are not under any duty to give notification of defects in any Form of Election and Letter of Transmittal and shall not incur any liability for failure to give such notification. Bruker Daltonics reserves the right to waive any irregularities or defects in the surrender of any certificates, and its interpretation of the terms and conditions of this Form of Election and Letter of Transmittal with respect to such irregularities or defects shall be final and binding. A valid surrender of certificates will not be deemed to have been made until all irregularities have been cured or waived.

10.    INQUIRIES

       Questions and requests for assistance with respect to the surrender and exchange of certificates and this Form of Election and Letter of Transmittal, as well as requests for additional copies hereof, may be directed to the Exchange Agent at the address provided on page 1 hereof, or by telephone at 1-800-937-5449.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. --Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------------------------------------   ------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                              GIVE THE SOCIAL SECURITY NUMBER OF:
--------------------------------------------------------------------   ------------------------------------------------------------
1.       Individual                                                    The individual

2.       Two or more individuals (joint account)                       The actual owner of the account or, if combined funds,
                                                                       the first individual on the account (1)

3.       Custodian account of a minor (Uniform Gift to Minors Act)     The minor (2)

4.

a)       The usual revocable savings trust account (grantor is also    The grantor-trustee(1)
         trustee)

b)       so-called trust account that is not a legal or valid trust    The actual owner(1)
         under State law

5.       Sole proprietorship                                           The owner(3)
--------------------------------------------------------------------   ------------------------------------------------------------

--------------------------------------------------------------------   ------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                              GIVE THE EMPLOYER IDENTIFICATION NUMBER OF:
--------------------------------------------------------------------   ------------------------------------------------------------
1.       Sole proprietorship                                           The owner(3)

2.       A valid trust, estate, or pension trust                       The legal entity(4)

3.       Corporate                                                     The corporation

4.       Association, club, religious, charitable, educational, or     The organization
         other tax-exempt organization account

5.       Partnership                                                   The partnership

6.       A broker or registered nominee                                The broker or nominee

7.       Account with the Department of Agriculture in the name of     The public entity
         a public entity (such as a State or local government,
         school district, or prison) that receives agricultural
         program payments
--------------------------------------------------------------------   ------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)    Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


PAYEES EXEMPT FROM BACKUP WITHHOLDING

PAYEES SPECIFICALLY EXEMPTED FROM WITHHOLDING INCLUDE THE FOLLOWING:

X      A corporation.

X      A financial institution.

X An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

X The United States or a State, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

X A foreign government or any political subdivision, agency or instrumentality thereof.

X      An international organization or any agency or instrumentality thereof.

X A dealer in securities or commodities registered in the U.S. or a possession of the U.S.

X      A real estate investment trust.

X      A common trust fund operated by a bank under section 584(a).

X An entity registered at all times during the tax year under the Investment Company Act of 1940.

X A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

X      A foreign central bank of issue.


PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

X      Payments to nonresident aliens subject to withholding under section 1441.

X Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.

X Payments of patronage dividends where the amount received is not paid in money.

X      Payments made by certain foreign organizations.

X      Section 404(k) payments made by an ESOP.


PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE
FOLLOWING:

X Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

X Payments of tax-exempt interest (including exempt-interest dividends under section 852).

X      Payments described in section 6049(b)(5) to non-resident aliens.

X      Payments on tax-free covenant bonds under section 1451.

X      Payments made by certain foreign organizations.

X      Mortgage interest paid to you.

Exempt payees described above should file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6050A and 6050N.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers, who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30.5% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

1. FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. --If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2. CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

3. CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

4. MISUSE OF TAXPAYER IDENTIFICATION NUMBERS -- If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.